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                                       CAPROCK COMMUNICATIONS CORP.
                                       CONTACT:  Kevin W. McAleer
                                                 972/788-4800

                                       IWL COMMUNICATIONS, INCORPORATED
                                       CONTACT:  Karen Beuchaw
                                                 281/482-0289

FOR IMMEDIATE RELEASE
August 26, 1998



                         CAPROCK COMMUNICATIONS CORP.
                     AND IWL COMMUNICATIONS, INCORPORATED
                     COMPLETE MERGER AND PLAN OF EXCHANGE

     DALLAS - CapRock Communications Corp. (NASDAQ: CPRK) ("Company") and IWL Communications, Incorporated (NASDAQ: IWLC)("IWL") today jointly announced that the merger and plan of exchange with CapRock Telecommunications Corp. ("Telecommunications"), IWL and the partners of CapRock Fiber Network, Ltd. ("Partnership") have been completed. On August 24, 1998, shareholders from Telecommunications and IWL approved the merger, and on August 26, 1998 the mergers and the interest exchange with all of the partners of the Partnership were completed ("Combination").

     The consummation of the Combination also allows for the net proceeds being held in escrow from the $150 million Rule 144A offering completed on July 16, 1998 to be released to the Company.

     The Company is a regional facilities-based integrated communications provider offering local, long distance, Internet, data and private line services to small and medium-sized businesses. The Company also provides switched and dedicated access, regional and international long distance, private lines and dark fiber to carrier customers. The Company is building a 4,300 miles advanced fiber network throughout Texas, Louisiana, Arkansas and Oklahoma with approximately 850 miles estimated to be completed by December 1998.

     Certain information contained herein contains forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995) regarding future events or the future financial performance of the Company, and are subject to a number of risks and other factors which could cause the actual results of the Company to differ materially from those contained in and anticipated by the forward-looking statements. Among such factors are: the ability to service substantial indebtedness and to comply with the restrictive covenants associated therewith, the ability of the Company to manage rapid change and to integrate the business of three companies and achieve the benefits of the Combination, the Company's ability to fund the significant capital requirements, risks related to

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building a fiber network, risks associated with the development of accounting, billing, customer service and management information systems, competition and technological advances, dependence on other long distance and local carriers, dependence on key personnel, risks associated with industry concentration, and dependence on major customers and suppliers, risks associated with international operations, risks of government regulation, risks of possible service interruptions and natural disasters, risks associated with being an Internet service provider, risks of obtaining and maintaining rights of way for the fiber network, risks associated with variability of operating results, risks relating to ownership or proprietary rights, risks associated with the Year 2000 issues, and risks associated with general business and economic conditions. The forward-looking statements contained herein are necessarily dependent upon assumptions, estimates and data that may be incorrect or imprecise. Accordingly, any forward-looking statements included herein do not purport to be predictions of future events or circumstances and may not be realized.

     SOURCE IWL Communications, Inc.
                                                                       08/27/98
     /CONTACT: Karen L. Beuchaw of IWL Communications, Incorporated, 281-482-0289; or Kevin W. McAleer of CapRock Communications. 972-788-4800/
     /Company News On-Call: http://www.prnewswire.com or fax. 800-758-5804. ext. 122396/
    /Web site: http://www.iwlc.com/
    (IWLC CPRK)